UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 7, 2009

Date of Report (Date of earliest event reported)

SAFEWAY INC.

(Exact name of registrant as specified in charter)

Delaware	1-00041	94-3019135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5918 Stoneridge Mall Road

Pleasanton, California 94588

(Address of principal executive offices) (Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 7, 2009, Safeway Inc. (“Safeway”) completed an underwritten public offering of $500 million aggregate principal amount of 5.000% Notes Due 2019 (the “Notes”). The Notes are governed by the terms of an Indenture dated as of September 10, 1997, between Safeway and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee (the “Indenture”), and, pursuant to Sections 2.2 and 10.4 of the Indenture, the Officers’ Certificate filed as Exhibit 4.2 hereto.

In connection with the issuance and sale of the Notes, Safeway entered into an underwriting agreement dated July 31, 2009 with Banc of America Securities LLC, Barclays Capital Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters, which is filed as Exhibit 1.1 hereto.

The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-155994) (the “Registration Statement”) previously filed with the Securities and Exchange Commission by Safeway under the Act.

Item 9.01	Financial Statements and Exhibits.

Safeway hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement which was filed on December 8, 2008 and supplemented by the Prospectus Supplement dated July 31, 2009, filed with the Securities and Exchange Commission by Safeway on August 4, 2009:

1.1	Underwriting Agreement dated July 31, 2009 among Safeway Inc. and Banc of America Securities LLC, Barclays Capital Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters.

4.1	Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to Safeway’s Form 8-K dated September 10, 1997).

4.2	Officers’ Certificate, dated August 7, 2009, pursuant to Sections 2.2 and 10.4 of the Indenture.

4.3	Form of 5.000% Note Due 2019.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC. (Registrant)

Date: August 7, 2009	By:	/s/ Robert A. Gordon
Robert A. Gordon
Senior Vice President,
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated July 31, 2009 among Safeway Inc. and Banc of America Securities LLC, Barclays Capital Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters

4.1	Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to Safeway’s Form 8-K dated September 10, 1997)

4.2	Officers’ Certificate, dated August 7, 2009, pursuant to Sections 2.2 and 10.4 of the Indenture

4.3	Form of 5.000% Note Due 2019

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)